Financial assets - current	12 Months Ended
Dec. 31, 2021
Financial assets - current.
Financial assets - current

11.Financial assets — current

These current financial assets relate to term accounts with an initial maturity longer than 3 months but less than 12 months and money market funds that do not qualify as cash equivalents.

	At December 31,
(in thousands of $)	2021	2020	2019
Money market funds	$73,052	$130,290	$804,099
Term accounts	929,000	649,359	324,400
Total current financial assets	$1,002,052	$779,649	$1,128,499

On December 31, 2021, the current financial assets included €60.7 million held in EUR, which could generate a foreign currency exchange gain or loss in our financial results in accordance with the fluctuations of the USD/EUR exchange rate as the Company’s functional currency is USD.

Please also refer to note 26 for more information on the financial risk management.